UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 2, 2007

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2007, China BAK Battery, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 hereto, containing certain results for the second quarter of fiscal 2007, ended March 31, 2007. In addition, the Company issued a press release, furnished as Exhibit 99.2 hereto, announcing it would host a conference call on May 8, 2007, regarding its second quarter results.

The information in this Item 2.02, including the exhibits furnished herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

(d)	Exhibits

Exhibit	Description
99.1	Press Release dated May 2, 2007, “China BAK Battery Provides Business Update, Restructures Business Units”

99.2	Press Release dated May 2, 2007, “China BAK Announces Conference Call to Discuss Second Quarter FY 2007 Results”

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: May 3, 2007	By:	/s/ Xiangqian Li
Xiangqian Li
Chief Executive Officer

EXHIBITS

Exhibit	Description
99.1	Press Release of China BAK Battery, Inc. dated May 2, 2007, “China BAK Battery Provides Business Update, Restructures Business Units”

99.2	Press Release of China BAK Battery, Inc. dated May 2, 2007, “China BAK Announces Conference Call to Discuss Second Quarter FY 2007 Results”